                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         NEXT LEVEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                                         94-3342408

         (State of                                      (I.R.S. Employer
Incorporation or Organization)                       Identification Number)




         6085 State Farm Drive
       Rohnert Park, California                              94928

(Address of Principal Executive Offices)                   (Zip Code)


If this form relates to the registration     If this form relates to the registration
of a class of securities pursuant to         of a class of securities pursuant to
Section 12(b) of the Exchange Act and is     Section 12(b) of the Exchange Act and is
effective pursuant to General Instruction    effective pursuant to General Instruction
A.(c), please check the following box. [ ]   A.(d), please check the following box. [X]

SECURITIES ACT REGISTRATION STATEMENT
FILE NUMBER TO WHICH THIS FORM RELATES:                    333-85999
                                                        (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

          TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED

             Not Applicable                                  Not Applicable
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         COMMON STOCK, $ 0.01 PAR VALUE

                                (TITLE OF CLASS)

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ITEM 1.   Description of Registrant's Securities to be Registered.

          Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File
          No. 333-85999).

ITEM 2.   Exhibits.

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
          EXHIBIT
          NUMBER    DESCRIPTION
          -------   -----------
            1.1     Specimen Certificate of the Registrant's common stock -
                    incorporated herein by reference to Exhibit 4.3 to the
                    Registrant's Registration Statement (File No. 333-85999).

            2.1     Form of Restated Certificate of Incorporation of the Registrant
                    to be filed after the closing of the offering made pursuant to the Registration Statement - incorporated herein by reference to
                    Exhibit 3.1 to the Registrant's Registration Statement (File No.
                    333-85999).

            2.2     Form of Amended and Restated Bylaws of the Registrant to be
                    effective upon the closing of the offering made pursuant to the
                    Registration Statement - incorporated herein by reference to
                    Exhibit 3.2 to the Registrant's Registration Statement (File No.
                    333-85999).

            2.3 Form of Registration Rights Agreement - incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration
                    Statement (File No. 333-85999).

            2.4     Form of Voting Trust Agreement - incorporated herein by reference to Exhibit 9.1 to the Registrant's Registration Statement (File
                    No. 333-85999).

            2.5     Form of Corporate and Intercompany Agreement - incorporated herein by reference to Exhibit 10.2 to the Registrant's
                    Registration Statement (File No. 333-85999).
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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                 NEXT LEVEL COMMUNICATIONS, INC.



Date: October 29, 1999                           By: /s/ James T. Wandrey
                                                    ----------------------------
                                                    James T. Wandrey
                                                    Senior Vice President
                                                    and Chief Financial Officer

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                                    EXHIBITS

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
EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
  1.1     Specimen Certificate of the Registrant's common stock - incorporated herein by reference to Exhibit 4.3 to the Registrant's Registration
          Statement (File No. 333-85999).

  2.1 Form of Restated Certificate of Incorporation of the Registrant to be filed after the closing of the offering made pursuant to the Registration Statement - incorporated herein by reference to Exhibit
          3.1 to the Registrant's Registration Statement (File No. 333-85999).

  2.2 Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the offering made pursuant to the Registration
          Statement - incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement (File No. 333-85999).

  2.3 Form of Registration Rights Agreement - incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement
          (File No. 333-85999).

  2.4     Form of Voting Trust Agreement - incorporated herein by reference to
          Exhibit 9.1 to the Registrant's Registration Statement (File No.
          333-85999).

  2.5 Form of Corporate and Intercompany Agreement - incorporated herein by reference to Exhibit 10.2 to the Registrant's Registration Statement
          (File No. 333-85999).
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